UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 20 20 (April 3, 2020)

ProShares Trust II

(Exact name of registrant as specified in its charter)

Delaware	001-34200	87-6284802
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Michael L. Sapir

c/o ProShare Capital Management LLC

7501 Wisconsin Avenue

Suite 1000E

Bethesda, Maryland 20814

(240) 497-6400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael M. Phillip

c/o Morgan Lewis & Bockius LLP

77 West Wacker Drive

Chicago, Illinois 60601

and

Richard F. Morris

c/o ProShare Capital Management LLC

7501 Wisconsin Avenue

Suite 1000E

Bethesda, Maryland 20814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
ProShares Ultra Bloomberg Crude Oil ETF	UCO	NYSE Arca
ProShares Ultra Bloomberg Natural Gas ETF	BOIL	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On April 3, 2020, ProShare Capital Management LLC, on behalf of ProShares Trust II (the “Trust”) issued a press release announcing reverse share splits (each, a “Reverse Split”) on two of the Trust’s series, specifically ProShares Ultra Bloomberg Crude Oil ETF (NYSE Arca symbol “UCO”) and ProShares Ultra Bloomberg Natural Gas ETF (NYSE Arca symbol “BOIL”). The Reverse Splits will not change the value of a shareholder’s investment.

The Reverse Splits will increase the price per share of each of UCO and BOIL with a proportionate decrease in the number of shares outstanding. Specifically, every 25 pre-Reverse Split shares held by a UCO shareholder will result in the receipt of one post-Reverse Split share, which will be priced 25 times higher than the net asset value of a pre-Reverse Split share. Every 10 pre-Reverse Split shares held by a BOIL shareholder will result in the receipt of one post-Reverse Split share, which will be priced 10 times higher than the net asset value of a pre-Reverse Split share.

For UCO and BOIL shareholders who hold quantities of shares that are not an exact multiple of the Reverse Split ratio (i.e., not a multiple of 25 or 10, respectively), the Reverse Split will result in the creation of a fractional share. Post-Reverse Split fractional shares will be redeemed for cash and sent to the shareholder’s broker of record. This redemption may cause some shareholders to realize gains or losses, which could be a taxable event for those shareholders.

The Sponsor announced the foregoing via a press release dated April 3, 2020. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 3, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2020

ProShares Trust II

/s/ Todd B. Johnson
Todd B. Johnson Principal Executive Officer